Exhibit 10.a


                        PAK MAIL CENTERS OF AMERICA, INC.

                     INFORMATION FOR PROSPECTIVE FRANCHISEES

                      REQUIRED BY FEDERAL TRADE COMMISSION


                                   * * * * * *


     TO PROTECT YOU, WE'VE REQUIRED YOUR FRANCHISOR TO GIVE YOU THIS INFORMATION. WE HAVEN'T CHECKED IT, AND DON'T KNOW IF IT'S CORRECT. IT SHOULD HELP YOU MAKE UP YOUR MIND. STUDY IT CAREFULLY. WHILE IT INCLUDES SOME INFORMATION ABOUT YOUR CONTRACT, DON'T RELY ON IT ALONE TO UNDERSTAND YOUR CONTRACT. READ ALL OF YOUR CONTRACT CAREFULLY. BUYING A FRANCHISE IS A COMPLICATED INVESTMENT. TAKE YOUR TIME TO DECIDE. IF POSSIBLE, SHOW YOUR CONTRACT AND THIS INFORMATION TO AN ADVISOR, LIKE A LAWYER OR AN ACCOUNTANT. IF YOU FIND ANYTHING YOU THINK MAY BE WRONG OR ANYTHING IMPORTANT THAT'S BEEN LEFT OUT, YOU SHOULD LET US KNOW ABOUT IT. IT MAY BE AGAINST THE LAW.

     THERE MAY ALSO BE LAWS ON FRANCHISING IN YOUR STATE. ASK YOUR STATE AGENCIES ABOUT THEM.




                            FEDERAL TRADE COMMISSION
                            ------------------------
                             WASHINGTON, D.C. 20580
                             ----------------------

               The Date of Issuance of this Offering Circular is:


                                February 28, 2002

                           FRANCHISE OFFERING CIRCULAR



[GRAPHIC OMITTED]                           PAK MAIL CENTERS OF AMERICA, INC.
[GRAPHIC OMITTED]                           (a Colorado corporation)
                                            7173 South Havana Street, Suite 600
                                            Englewood, Colorado 80112
                                            Outside Colorado:  (800) 778-6665
                                            In Colorado:  (303) 957-1000
                                            www.pakmail.com
                                            ---------------


     Pak Mail Centers of America, Inc., a Colorado corporation, is offering franchises for the operation of a business which offers a variety of packaging, shipping, mailing, communications and information products and services. The initial franchise fee is $27,950. In addition, franchisees pay us between $2,500 and $4,000 for initial inventory and supplies, between $8,935 and $9,835 for a point-of-sale computer system and software and between $550 and $1,000 for marketing items. The total estimated initial investment for a Pak Mail Center franchise, including the initial franchise fee and these other start up costs paid to us, ranges from $61,961 to $117,211.

     Risk Factors:

          1. THE FRANCHISE AGREEMENT PERMITS THE FRANCHISEE TO SUE US ONLY IN COLORADO. OUT OF STATE LITIGATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT. IT MAY ALSO COST YOU MORE TO SUE US IN COLORADO THAN IN YOUR HOME STATE.

          2. THE FRANCHISE AGREEMENT STATES THAT COLORADO LAW GOVERNS THE AGREEMENT, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTION AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS.

          3.   THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

     Information comparing franchisors is available. Call the state administrators listed in Exhibit A or your public library for sources of information.

     Registration of this franchise by a state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in this Offering Circular is untrue, contact the Federal Trade Commission and the state authority listed in Exhibit A.




                        Effective date: February 28, 2002

                                TABLE OF CONTENTS

ITEM                                                                        PAGE
----                                                                        ----

1        THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES.......................1

2        BUSINESS EXPERIENCE...................................................3

3        LITIGATION............................................................8

4        BANKRUPTCY............................................................8

5        INITIAL FRANCHISE FEE.................................................9

6        OTHER FEES...........................................................11

7        INITIAL INVESTMENT...................................................13

8        RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES.....................16

9        FRANCHISEE'S OBLIGATIONS.............................................18

10       FINANCING............................................................19

11       FRANCHISOR'S OBLIGATIONS.............................................20

12       TERRITORY............................................................25

13       TRADEMARKS...........................................................26

14       PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION......................27

15       OBLIGATION TO PARTICIPATE IN THE ACTUAL
         OPERATION OF THE FRANCHISE BUSINESS..................................27

16       RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL.........................28

17       RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION................28

18       PUBLIC FIGURES.......................................................30

19       EARNINGS CLAIMS......................................................30

20       LIST OF OUTLETS......................................................32

21       FINANCIAL STATEMENTS.................................................34

22       CONTRACTS............................................................35

23       RECEIPT.......................................................Last Page

                                    EXHIBITS


Exhibit AList of State Agencies/Agents for Service of Process

Exhibit B         Franchise Agreement
                  Exhibit I         Premises and Exclusive Area Addendum
                  Exhibit II        Owner's Guaranty and Assumption
                  Exhibit III       Statement of Ownership
                  Exhibit IV        Authorization Agreement for Prearranged
                                    Payments
                  Exhibit V         Build-Out Program Addendum
                  Exhibit VI        Renewal Amendment
                  Exhibit VII       Transfer Amendment

Exhibit C         List of Franchisees

Exhibit D         Franchisees Who Have Left the System

Exhibit E         Financial Statements

Exhibit F         Amendment to Franchise Agreement (Conversion)

Exhibit G         Operations Manual Table of Contents

Exhibit H         Confidentiality and Noncompetition Agreement

Exhibit I Promissory Note, Addendum and Conditional Assignment of Franchise Agreement

Exhibit J         Closing Acknowledgement

Exhibit K         Receipt of Offering Circular

                                     ITEM 1
                                     ------

                 THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES

The Franchisor.
--------------

     The name of the franchisor is Pak Mail Centers of America, Inc. For ease of reference, Pak Mail Centers of America, Inc. will be referred to as "we", "us" or "PAK MAIL" in this Offering Circular. We will refer to the person who buys the franchise as "you" throughout this Offering Circular. If the franchisee is a corporation, partnership or limited liability company, certain provisions of the Franchise Agreement also apply to the owners as noted in the Franchise Agreement. PAK MAIL's principal offices are located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112. We presently do business under the name "Pak Mail Centers of America, Inc." and "Pak Mail." We were formed on January 27, 1984, as a Colorado corporation. We have no predecessors or affiliates. Our agents for service of process are listed on Exhibit A.

Our Business.
------------

     We operate and franchise the operation of stores, known as "PAK MAIL Centers," offering a variety of packaging, shipping, mailing, communications and information products and services to residential and commercial customers. PAK MAIL Centers utilize the services of both the U.S. Postal Service and private carriers. PAK MAIL Centers offer parcel and freight shipping; custom packaging and crating; freight forwarding; residential and office moving; package receiving; priority through parcel post mail service; coverage against loss and breakage; electronic commerce; facsimile transmissions; notary public services; money orders; photocopying; passport and identification photos; laminating; custom printing; custom rubber stamps; key making; and the sales of packaging materials, office supplies, greeting cards, gift wrapping and other items and materials which we approve. Not all Centers offer all of these services and products. Sales of each of these products and services as a percentage of total sales will vary from Center to Center.

     PAK MAIL Centers operate under our distinctive business format, systems, methods, procedures, designs, layouts and specifications ("System"). We franchise the operation of PAK MAIL Centers under our trade and service mark "PAK MAIL" and other logos, trademarks, service marks and commercial symbols ("Marks").

The Franchise.
-------------

     Our Franchise Agreement ("Franchise Agreement"), which is attached as Exhibit B to this Offering Circular, must be signed for each PAK MAIL franchise you purchase. You will receive the right to use our Marks and System to operate your PAK MAIL Center ("Center"), at your business premises which we must first approve ("Franchised Location").

     We also offer a "Conversion Franchise," which is a franchise established by converting an operating packaging and shipping center to a PAK MAIL Center. If you purchase a Conversion Franchise, you sign the Amendment to Franchise Agreement, attached to this Offering Circular as Exhibit F, in addition to signing the Franchise Agreement. Unless stated otherwise in this Offering Circular, the purchaser of a Conversion Franchise has the same franchise relationship with us as the purchaser of a traditional franchise.

     We also grant area franchises for the marketing of franchised Centers. Area franchise operators provide certain assistance and support for PAK MAIL Centers within a designated geographic area. Area franchises are only available to persons whose qualifications include past sales and marketing experience and a minimum net worth of approximately $200,000. Area franchises are only offered in selected geographic regions. Area franchises are offered by a separate offering circular.

     In addition, we sell master licenses for certain geographic areas outside of the United States. As of the date of this Offering Circular, we had master licensees in Mexico, Argentina, Chile, Venezuela, Panama, Honduras, Belize, Guatemala, Nicaragua, Costa Rica, El Salvador, New Zealand, Australia and Japan. Master licensees typically are required to develop between 10 and 50 Centers in a large geographic area over a number of years. Master licensees sign a Master License Agreement not included in this Offering Circular.

Regulations.
-----------

     A few states, and even some counties, regulate mailbox rentals by establishing certain prohibitions relating to the use of rented mailboxes. In addition, our Centers operate as a Commercial Mail Receiving Agency which is described in the United States Postal Service Domestic Mail Manual. You must also comply with applicable state and federal shipping regulations regarding interstate shipping of alcohol, tobacco, hazardous materials and other materials and items. You must also comply with your state's regulations and procedures for becoming a notary public and applicable bonding requirements for other offered services, such as money orders. Otherwise, we are aware of no other regulations specific to the operation of a PAK MAIL Center in your state. You are responsible for complying with any applicable regulations described above, as well as with all local, state and federal laws of a general nature which affect the operation of your business. You are responsible for complying with employment, worker's compensation, insurance, corporate, taxing, licensing and similar laws and regulations of a more general nature applicable to most businesses.

Market and Competition.
----------------------

     PAK MAIL Centers offer a wide variety of packaging, shipping, mailing, private mailbox rental and business support services to both commercial and residential customers in a location intended to be convenient to the consumer. Commercial customers may use a PAK MAIL Center as a source for some or all of their packaging and shipping needs, sometimes in lieu of having and supporting their own mailing room. Often a commercial customer may have their own shipping room, yet not have access to crating services or comprehensive freight insurance. Residential customers may save the time and expense of making multiple trips to different locations to mail, ship, copy and fax by obtaining all of these services at a PAK MAIL Center. Home-based businesses may utilize a PAK MAIL Center as their office away from their office at home. Finally, some customers may not otherwise have easy access to a service that will pack and ship very small, very fragile, very heavy or very large items to domestic and international destinations.

     The market for the products and services which PAK MAIL Centers offer is developing rapidly, changing constantly and becoming increasingly competitive. Each PAK MAIL Center offers services to both residential and business consumers. As a PAK MAIL franchisee, your competition will include postal and package delivery carriers and a growing number of businesses offering packaging and mailing products and services. You will also compete directly and indirectly, with freight and mail carriers, mail service centers (including nationally franchised chains), custom packaging services and related businesses.

Our Prior Business Experience.
-----------------------------

     As a franchisor, we have 18 years of experience and know-how in the operation of PAK MAIL Centers. We have impacted the growth and development of the packaging, shipping and business support franchise industry through our research and development of computerized operating systems, accounting and business management software, crating and freight services, regional and national training programs, database management and marketing, customer retention programs, state of the art packaging and computer labs, detailed step-by-step manuals for operating a PAK MAIL Center, electronic commerce partnerships, an annual marketing plan and calendar and an emphasis on marketing to and servicing commercial customers.

     We currently do not operate any PAK MAIL Centers. We have operated PAK MAIL Centers in the past. Since our formation, we have offered single-unit and multi-unit franchises for PAK MAIL Centers. We have also entered into agreements with qualified persons to act as our representatives to sell PAK MAIL Center franchises and perform some of our obligations under area franchise agreements within designated geographic areas. We may delegate the performance of some of our obligations and duties under our franchise agreements to an area representative.

     We began an area franchise program in January 1984. We changed some of the terms of our agreements with our area developers ("Area Developers") in 1994 and began an area marketing program with area marketers ("Area Marketers") at that time.

     We have not offered franchises in any other line of business.


                                     ITEM 2
                                     ------

                               BUSINESS EXPERIENCE

Chairman of the Board of Directors:  John E. Kelly.
--------------------------------------------------

     Mr. Kelly became Chairman of the Board of Directors in March 2002 and has been a Director since February 1990. He served as our President from September 1989 to February 2002 and Chief Executive Officer from January 1990 to February 2002. From June 1988 to September 1989, Mr. Kelly served as President of Kelly-Maddocks, Inc., a consulting company in Deerfield, Illinois. From February 1985 through June 1988, Mr. Kelly served as Vice President and Director of Trade Relations for Beatrice U.S. Foods, a food manufacturer and distributor located in Chicago, Illinois.

President, Chief Executive Officer, Corporate Secretary and Treasurer:
----------------------------------------------------------------------
P. Evan Lasky.
-------------

     Mr. Lasky became our President and Chief Executive Officer in March 2002 and our Corporate Secretary and Treasurer in December 2001. He served as our Executive Vice President and Chief Operating Officer from January 1992 to February 2002 and Vice President, Operations from March 1988 to December 1991. From February 1975 to December 1987, he served as President and Chief Executive Officer of Danjay Music and Video, a wholesale distributor and franchisor located in Denver, Colorado.

Executive Vice President:  Alexander Zai.
----------------------------------------

     Mr. Zai became our Executive Vice President in March 2002. He served as our Vice President of Store Operations from June 1996 to February 2002, Vice President of International Development from December 1998 to February 2002 and Director of Store Operations from April 1994 to May 1996. From August of 1987 to March of 1994, he served as President for Pak Mail of Bloomington, Inc., a PAK MAIL franchise business located in Bloomington, Indiana.

Director:  J. S. Corcoran.
-------------------------

     Mr. Corcoran became a director in September 1989. Since October 1996, he has been a business consultant first in Phoenix, Arizona and then in the Dallas
- Ft. Worth area of Texas. From November 1988 until January 1997, Mr. Corcoran was the Executive Vice President and Chief Financial Officer of D. P. Kelly & Associates, L. P., an asset management services business in Oak Brook, Illinois. From June 1989 to March 1996, Mr. Corcoran served as the Executive Vice President and Chief Financial Officer of Viskase Companies, Inc., formerly known as Envirodyne Industries, Inc. ("Viskase Companies"), a manufacturer of food products and food service supplies in Oak Brook, Illinois.

Director:  F. Edward Gustafson.
------------------------------

     Mr. Gustafson became a director in September, 1989. Since November 1988, Mr. Gustafson has served as Executive Vice President and Chief Operating Officer of D. P. Kelly & Associates. Since March 1996, Mr. Gustafson has served as the Chairman of the Board, President and Chief Executive Officer of Viskase Companies, and from May 1989 to March 1996, Mr. Gustafson served as its Executive Vice President.

Director:  John W. Grant.
------------------------

     Mr. Grant became a director in September 1989. Since September 1987, Mr. Grant has been retired. From July 1985 to September 1987, Mr. Grant served as Group President of Beatrice U.S. Foods located in Chicago, Illinois.

Director:  Laura K. McGrath.
---------------------------

     Ms. McGrath was appointed to the board in February 2000, to fill a vacancy resulting from the death of a former director. Since May 1986, Ms. McGrath has served as one of the General Partners of KMK & Associates, an investment partnership based in Oak Brook, Illinois with investments in various businesses specializing in distribution, food, technology, money management and real estate. She has served as the President of Emerald Valley Farms, Inc., a farm land acquisition and management company located in Oak Brook, Illinois, since March 1999. Since November 1988, Ms. McGrath has been the Treasurer of the Donald P. and Byrd M. Kelly Foundation, a family foundation located in Oak Brook, Illinois, that focuses on educational support for non-profit organizations.

AREA DEVELOPERS AND MARKETERS.
-----------------------------

1.   Kim Swanson:

Area Developer:  Kim Swanson.

     Kim Swanson has been a PAK MAIL Center franchisee since October 1988. She has served as an Area Developer in Berkeley, Charleston and Dorchester counties in South Carolina since December 1988.

2.   South Florida Realprop, Inc. d/b/a Pak Mail Southern Region:

Area Developer:  Jerald N. Cohn.
-------------------------------

     Mr. Cohn, through South Florida Realprop, Inc., a Florida corporation, has been one of our Area Developers since October 1991 and serves the state of Florida except for the counties of Manatee, Sarasota, Charlotte, Lee and Collier; the State of Georgia; the State of South Carolina, except for the counties of Berkeley, Charleston and Dorchester; the State of North Carolina; the State of Virginia, except for the cities of Chesapeake, Norfolk and Virginia Beach; the State of Alabama and the following counties in the State of
Tennessee: Carter, Sullivan, Unicoi, Greene, Hawkins, Hamblen, Hancock, Claiborne, Campbell, Union, Anderson, Knox, Jefferson, Cocke, Blount, Monroe, Loudon, Dickson, Robertson, Sumner, Cheatham, Davidson, Wilson, Macon, Smith, Dekalb, Cannon, Bedford, Maury, Marshall, Lawrence, Giles, Lincoln, Moore, Franklin, Coffee, Warran, Grundy, Marion, Hamilton, Sequatchie, Van Buren, Bledsoe, White, Putnam, Jackson, Clay, Overton, Pickett, Fentress, Cumberland, Scott, Morgan, Roane, Rhea, Meigs, McMinn, Polk and Bradley. For at least the last five years, he has served as Executive Vice President and co-owner of Investment Realty Corporation, a licensed real estate and mortgage broker located in Boca Raton, Florida. Mr. Cohn was formerly Executive Vice President and a co-owner of C.I.C. Financial, Inc., a real estate investment and development firm engaged primarily in shopping center and office building acquisitions and management located in Boca Raton, Florida.

Area Developer:  David E. Tannen.
--------------------------------

     Mr. Tannen, through South Florida Realprop, Inc., a Florida corporation, has been one of Company's Area Developers since October 1991. Mr. Tannen serves the state of Florida except for the counties of Manatee, Sarasota, Charlotte, Lee and Collier; the State of Georgia; the State of South Carolina, except for the counties of Berkeley, Charleston and Dorchester; the State of North Carolina; the State of Virginia, except for the cities of Chesapeake, Norfolk and Virginia Beach; the State of Alabama and the following counties in the State of Tennessee: Carter, Sullivan, Unicoi, Greene, Hawkins, Hamblen, Hancock, Claiborne, Campbell, Union, Anderson, Knox, Jefferson, Cocke, Blount, Monroe, Loudon, Dickson, Robertson, Sumner, Cheatham, Davidson, Wilson, Macon, Smith, Dekalb, Cannon, Bedford, Maury, Marshall, Lawrence, Giles, Lincoln, Moore, Franklin, Coffee, Warran, Grundy, Marion, Hamilton, Sequatchie, Van Buren, Bledsoe, White, Putnam, Jackson, Clay, Overton, Pickett, Fentress, Cumberland, Scott, Morgan, Roane, Rhea, Meigs, McMinn, Polk and Bradley. For at least the last five years, he has served as President and co-owner of Investment Realty Corporation, a licensed real estate and mortgage broker located in Boca Raton, Florida. Mr. Tannen was formerly President and a co-owner of C.I.C. Financial, Inc., a real estate investment and development firm engaged primarily in shopping center and office building acquisitions and management located in Boca Raton, Florida.

3.   Susar Trading, Inc.:

Area Developer:  Alec Shearson.
------------------------------

     Mr. Shearson, through Susar Trading, Inc., a former PAK MAIL Center franchisee, has been an Area Developer since November 1992. Susar Trading, Inc. serves the State of Florida in the counties of Manatee, Sarasota, Charlotte, Lee and Collier.

4.   Hass Enterprises, Inc.:

Area Developer:  Marilyn F. Hass.
--------------------------------

     Ms. Hass, as Secretary-Treasurer of Hass Enterprises, Inc. in St. Peters, Missouri, has been a PAK MAIL Center franchisee and an Area Developer serving the counties of Madison, Monroe and St. Claire in Illinois and the State of Missouri since February 1987.

Area Developer:  Walter T. Hass.
-------------------------------

     Mr. Hass, as President of Hass Enterprises, Inc. has been a PAK MAIL Center franchisee and an Area Developer serving the counties of Madison, Monroe and St. Claire in Illinois and the State of Missouri since February 1987.

5.   Larry and Nancy Mitchell:

Area Developer:  Larry Mitchell.
-------------------------------

     Mr. Mitchell has been a PAK MAIL Center franchisee since January 1987. He has been an Area Developer since October 1988, and he currently serves Arkansas, Mississippi and the counties of Lake, Obion, Weakley, Henry, Stewart, Houston, Benton, Humphreys, Carrde, Gibson, Dyer, Lauderdale, Crockett, Henderson, Decatur, Perry, Hickman, Lewis, Wayne, Hardin, Chester, McNairy, Rutherford, Montgomery, Williamson, Shelby, Fayette, Hardiman, Madison, Haywood and Tipton in Tennessee. Mr. Mitchell has also been a Senior Account Agent for Allstate Insurance Co. located in Memphis, Tennessee since August 1966.

Area Developer:  Nancy Mitchell.
-------------------------------

     Ms. Mitchell has been a PAK MAIL Center franchisee since January 1987. She has been an Area Developer since October 1988, and she currently serves Arkansas, Mississippi and the counties of Lake, Obion, Weakley, Henry, Stewart, Houston, Benton Humphreys, Carrde, Gibson, Dyer, Lauderdale, Crockett, Henderson, Decatur, Perry, Hickman, Lewis, Wayne, Hardin, Chester, McNairy, Rutherford, Montgomery, Williamson, Shelby Fayette, Hardiman, Madison, Haywood and Tipton in Tennessee.

6.   Sender, Inc.:

Area Marketer:  John Korpi.
--------------------------

     Mr. Korpi, through Sender, Inc., has been an Area Marketer since July 1994, serving the entire state of Indiana except for Lake and Porter Counties and the entire State of Michigan. Mr. Korpi served as a project coordinator for Land Company in Grandville, Michigan from August 1993 through July 1994.

7.   Packers and Traders, Inc.:

Area Marketer:  Delmar H. Mulder.
--------------------------------

     Mr. Mulder has been an Area Marketer since November 1994, serving the state of New Mexico and Montezuma, San Miguel, San Juan, Mineral, Gunnison, Rio Grande, LaPlata, Alamosa, Custer, Pueblo, Dolores, Ouray, Archuleta, Hinsdale, Saguache, Conejos, Costilla, Huerfano, Fremont and Las Animas counties in Colorado. He has also been a PAK MAIL Center franchisee in Santa Fe, New Mexico since November 1994. Mr. Mulder worked in various management positions at Royal Nissan Volvo in St. Paul, Minnesota from October 1992 to February 1995.

Area Marketer:  Kathleen L. Mulder.
----------------------------------

     Ms. Mulder has been an Area Marketer since November 1994, serving the state of New Mexico and Montezuma, San Miguel, San Juan, Mineral, Gunnison, Rio Grande, LaPlata, Alamosa, Custer, Pueblo, Dolores, Ouray, Archuleta, Hinsdale, Saguache, Conejos, Costilla, Huerfano, Fremont and Las Animas counties in Colorado. Ms. Mulder has also been a PAK MAIL Center franchisee in Santa Fe, New Mexico since November 1994. Ms. Mulder worked as the marketing director for Dave Beson Seminars in Eden Prairie, Minnesota from January, 1992 to February 1995.

8.   E. Wayne House

Area Marketer:  E. Wayne House.
------------------------------

     Mr. House has been an Area Marketer since July 1996, serving the counties of Ventura, Los Angeles, San Bernardino, Riverside, Orange, San Diego and Imperial in California. From April 1996 through January 1999, Mr. House owned and operated a PAK MAIL Center located in Mission Viejo, California. From June 1978 through April 1996, Mr. House worked in finance management for Loral Corporation, now known as Lockheed Martin, in Rancho Santa Margarita, California.

9.   Thomas R. Herter Companies

Area Marketer:  Tom Herter.
--------------------------

     Mr. Herter has been an Area Marketer since July 1997, and he currently serves the states of Texas, Louisiana and Oklahoma. From November 1993 through April 1998, he was employed by South Florida Realprop, Inc., a PAK MAIL Area Developer described above.

10.  JPAK Holdings, Inc.

Area Marketer:  Harold Jones
----------------------------

     Mr. Jones has been a PAK MAIL franchisee since October 1995 in Atlanta, Georgia. He became an Area Marketer in June 1998, and currently serves the states of Washington, Oregon, Idaho, Arizona, Colorado, Nevada, Utah, Montana and Wyoming. From June 1993 through June 1995, Mr. Jones was a supervisor for United Parcel Service in Atlanta, Georgia.

11.  Anything Anywhere, Inc.

Area Marketer: Jayme C. Clark
-----------------------------

     Mr. Clark has been an Area Marketer since August, 1998, and he currently serves the state of Ohio. Since May 1997, he has operated a PAK MAIL Center in Columbus, Ohio through Anything Anywhere, Inc. From May 1995 through May 1997, he served as a sales manager for Gordon Foodservice in Columbus, Ohio. From November 1993 through May 1995, he served a District Sales Manager for the American Bureau of Collections located in Buffalo, New York.

Area Marketer:  Jeffrey R. Powell
---------------------------------

     Mr. Powell has been an Area Marketer since August, 1998, and he currently serves the state of Ohio. Since May 1997, he has operated a PAK MAIL Center in Columbus, Ohio through Anything Anywhere, Inc. From January 1989 through March 1997, he served as a Regional Planning Manager for Armour-Swift Eckrich, located in Dublin, Ohio.

12.  Business Catalyst d/b/a Pak Mail Norcal Region

Area Marketer:  Richard W. Harbert
----------------------------------

     Mr. Harbert has been an Area Marketer since November 1999, serving the counties of Alameda, El Dorado, Contra Costa, Stanislaus, San Joaquin, Marin, Sonoma, Napa, Solano, Yolo, Sacramento, Merced and Madera in California. Since July 1997, he has provided consulting services through his own consulting company named Martime Solutions, located in Sanger, California. From August 1998 through May 1999, he was involved in sales and marketing for Fairfield Communities, Inc. in Alexandria, Virginia. Beginning in September 1970 and ending in July 1997, he was an officer in the United States Coast Guard.



                                     ITEM 3
                                     ------

                                   LITIGATION

     We are not required to disclose any litigation or arbitration in this Offering Circular.






                                     ITEM 4
                                     ------

                                   BANKRUPTCY

     No person previously identified in Items 1 or 2 of this Offering Circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code as required to be disclosed in this Item.

                                     ITEM 5
                                     ------

                              INITIAL FRANCHISE FEE

     Except as listed below in this Item, a nonrefundable initial franchise fee of $27,950 is payable to us in full when you sign the Franchise Agreement.

     If you have owned a packaging and mailing store for at least one year and you sign a Franchise Agreement for a PAK MAIL Center franchise, the initial franchise fee to convert your existing business to a PAK MAIL Center ("Conversion Franchise") is discounted to $5,000. This nonrefundable initial franchise fee is paid in full when you sign the Franchise Agreement. The Conversion Franchise fee also applies to existing franchisees who purchase competing businesses and convert them into PAK MAIL Centers.

     If you qualify and are approved by us to purchase and operate multiple PAK MAIL Centers, you may purchase a franchise for a second PAK MAIL Center for 60% of the then current initial franchise fee. You may purchase third and subsequent franchises for PAK MAIL Centers at 40% of the then current initial franchise fee. In order to qualify and be approved for multiple franchises, you must meet our then current financial and other qualifications standards for multiple franchise owners at the time of the desired purchase and must otherwise be in good standing under any existing franchise agreements with us. A separate franchise agreement is executed for each franchise purchased. We may change or discontinue our current policy of discounting fees for second and subsequent franchises at any time.

     If your PAK MAIL Center will be located in one of the 48 contiguous states, you may pay us to construct and equip your PAK MAIL Center under the terms of our "Build-Out Program." If you choose to participate in the Build-Out Program, you must execute a Build-Out Program Addendum at the same time you execute the Franchise Agreement. You must pay us the build-out costs before commencement of the build-out services. All fees paid under the Build-Out Program are nonrefundable. If you obtain a binding financing commitment from a third party lending source, we may elect to accept an alternative payment plan for the build-out costs. Build-out costs are based on the costs to develop and construct the Center and are agreed to by you and by us, when we sign the Build-Out Program Addendum. Build-out costs also include a fee to us over and above the actual cost of development of the Center in the amount of approximately 17% of the cost.

     Certain of our area franchisees also offer their own build-out programs to franchisees buying a franchise for a Center to be located in their territories. If you choose to purchase build-out services from an area franchisee who offers these services in your area, you will pay build-out program fees to the area franchisee. Such build-out fees are nonrefundable. See Items 7, 8 and 11. We also offer our Build-Out Program in all areas where area franchisees offer their own build-out programs.

     In addition to the initial franchise fee, you will incur costs of between $550 and $1,000 for materials to assist in advertising and marketing your PAK MAIL Center ("Marketing Material Beginning Inventory Fee"). You determine the exact amount of the Marketing Material Beginning Inventory Fee. The entire Marketing Material Beginning Inventory Fee is payable to us during the initial training program. Once paid, no part of the Marketing Material Beginning Inventory Fee is refundable to you. The marketing materials you receive when you pay the Marketing Material Beginning Inventory Fee assist you in marketing your PAK MAIL Center for up to one year after your Center opens, but you have to pay additional amounts to third parties throughout the first year to effectively utilize these marketing materials and to effectively market your PAK MAIL Center.

     Before opening your PAK MAIL Center, you will also incur costs of between $2,500 and $4,000 for inventory and supplies, which amounts are payable to us or other approved suppliers. These costs include box inventory and packaging tools and supplies. These costs are nonrefundable once paid in all circumstances. See
Item 7.

     Before opening your PAK MAIL Center, you must purchase through us a point-of-sale computer system ("POS System") on which has been installed certain proprietary computer software licensed to you by a third party (the "Program"), as well as additional software. The $8,935 to $9,835 purchase price, which is payable to us when you order the POS System, includes the $4,000 license fee for the Program. These costs are non-refundable once paid in all circumstances. See Items 7 and 11. We require our franchisees to use the Program. You will also be required to maintain an account with an internet service provider to access our web-based e-mail system.

     Except as outlined in this Item 5, all franchisees currently acquiring a franchise pay the same franchise fee. Franchisees who participate in our referral program display postcards in their Centers for use by their customers who are interested in obtaining more information from us regarding a Pak Mail franchise. If a referral becomes a franchisee and the other requirements of the referral program are satisfied, franchisees are paid a commission for helping us. We may change or discontinue the referral program at any time. Otherwise, no fees are collected by or for a third party, except as outlined in this Item 5.



                                                              ITEM 6
                                                              ------

                                                            OTHER FEES
FRANCHISE AGREEMENT:

====================== ============================ ========================== =====================================================
       Name of Fee               Amount                     Due Date                                   Remarks
       -----------               ------                     --------                                   -------
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Royalty(1, 2, 3)       Sliding Scale from 5% to     Payable monthly on the     "Royalty Based Revenues" include all revenue from the
                       3% of Royalty Based          10th day of the next       Center, including sales made away from the Center.
                       Revenues                     month after revenues are   Royalty Based Revenues do not include taxes, income
                                                    received3                  from the sale of postage stamps, key deposits or
                                                                               discounts
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Interest(3)            Lesser of 1.5% per month     Upon demand                Begins to accrue the day after payments are due
                       or highest rate of
                       interest allowed by law
                       plus a $50 late filing
                       charge
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Advertising            2% of Royalty Based          Payable monthly on the     Our Centers contribute the same as franchised Centers
Contribution           Revenues                     10th day of the next
                                                    month after revenues are
                                                    received2
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Costs of Inspection    Vary according to your       15 days after receipt of   Payable only if you understate your Royalty Based
and Audit(3)               location                 our notice to you of any   Revenues by more than 5%, do not submit reports to us
                                                    underpayment               or do not cooperate in performance of inspection and
                                                                               audit
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Internet Service       Ranges from $20 to $200      Monthly                    You must maintain an internet connection to your POS
Provider(4)            per month                                               System.
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Electronic mail        $65 a year                   Annually                   This is for our web-based e-mail system.
communication
services(4)
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Transfer Fee(3)        $4,000                       Before effectiveness of    Payable when the franchise agreement, interest in the
                                                    transfer                   Center or the Franchise is transferred by you
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Successor Franchise    $2,500                       When you sign the then
Fee(3)                                              current Franchise
                                                    Agreement
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Training Program       Costs associated with        As incurred                Initial training is free; we may require additional
Expenses(4, 5)         attending mandatory                                     training at other times
                       training sessions
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Costs and Attorneys'   Will vary depending on       As incurred                Payable if you fail to comply with the Franchise
Fees(3)                nature of your default                                  Agreement
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Indemnification Under  Will vary depending on       As incurred                You have to reimburse us if we are held liable for
Franchise Agreement(3) nature of the claim                                     claims resulting from your PAK MAIL Center
                       against us
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Payments for Items     Range from $2 to $9,835      As incurred                We charge you our current published prices for items
Supplied by Us(3)                                                              including computerized point of sale system, fixtures
                                                                               ,mail boxes, postage, copiers and facsimile machines
---------------------- ---------------------------- -------------------------- -----------------------------------------------------
Insurance Premiums(3)  Will vary depending on       As incurred                If you do not pay your premiums, we can pay them for
                       your location and insurer                               you and you must reimburse us
====================== ============================ ========================== =====================================================

                                                                 11

1 Each calendar year, you pay a 5% royalty for the first $200,000 of Royalty Based Revenues received by your Center, 4.5% for the next $50,000 of Royalty Based Revenues, 4% for the next $50,000 of Royalty Based Revenues, 3.5% for the next $50,000 of Royalty Based Revenues, and then 3% for all subsequent Royalty Based Revenues received in that calendar year. The disclosure of this sliding scale royalty is not a statement or representation of actual, average, projected or forecasted sales or earnings.

2 We allow a Conversion Franchisee a 60 day grace period after signing the Franchise Agreement before beginning the payment of royalties. During this period, royalties do not accrue.

3 Fees which we charge and must be paid to us. We may increase our fees for these items. We do not refund these fees.

4    Fees which are not paid to us but are not refundable.

5 Expenses associated with travel, meals and lodging while you attend initial training sessions. You pay all of these expenses to third parties. These expenses vary according to where you stay, where you eat and how far you have to travel. We train two people and even more if there is space available at the training session you wish to attend.



                                                               ITEM 7
                                                               ------

                                                         INITIAL INVESTMENT

================================ =========== ============ ================= ================== =============== ====================
                                                               When             Method of          Whether       To Whom Payment
        Expenditures                 High        Low           Due             Payment           Refundable       Is To Be Made
        ------------                 ----        ---           ----           ---------          ----------       -------------
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Initial Franchise Fee               $27,950      $27,950   At signing of        Lump Sum             No               Pak Mail
(See Note 1)                                                 Franchise
                                                             Agreement
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Furniture, Fixtures &                26,452        7,595       Before          As incurred           No          Pak Mail and Other
Leasehold Improvements                                        Opening                                                 Suppliers
(See Note 2)
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Point of Sale Computer System         9,835        8,935   Before Opening       Lump Sum             No           Pak Mail or Other
(See Note 3)                                                                                                          Suppliers
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Equipment                             7,674        3,208       Before          As incurred           No           Pak Mail or Other
(See Note 4)                                                  Opening                                                 Suppliers
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Exterior Signage                      4,800        1,000       Before          As incurred           No           Pak Mail or Other
                                                              Opening                                                 Suppliers
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Opening Inventory and Supplies        4,000        2,500       Before           Lump Sum             No           Pak Mail or Other
                                                              Opening                                                 Suppliers
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Security Deposits, Utility            4,000        1,000       Before          As incurred      Deposits are       Other Suppliers
Deposits, Business Licenses                                   Opening                           refundable;
                                                                                                   Center
                                                                                                licenses are
                                                                                                    not
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Marketing Material                    1,000          550   During Initial       Lump Sum             No          Pak Mail and Other
Beginning Inventory Fee                                       Training                                               Suppliers
(See Note 5)                                                  Program
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Freight Costs                         4,500          750    As incurred        As incurred           No           Pak Mail or Other
                                                                                                                      Suppliers
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
Additional Funds -                   27,000        8,473    As incurred        As incurred           No            Other Suppliers
3 months
(See Note 6)
-------------------------------- ----------- ------------ ----------------- ------------------ --------------- --------------------
TOTAL ESTIMATED INITIAL            $117,211      $61,961
INVESTMENT
(See Notes 7 and 8)
================================ =========== ============ ================= ================== =============== ====================

                                                                 13

Explanatory Notes
-----------------

     Note 1: Initial Franchise Fee. If you qualify and are approved to operate a second or subsequent PAK MAIL Center, you may pay a discounted initial franchise fee. See Item 5.

     Note 2: Furniture, Fixtures and Leasehold Improvements. If you do not already own or lease a suitable location for the Center, then you will need to purchase or lease suitable facilities. We estimate that you require a Franchised Location with 900 to 1,500 square feet of space, however, other sizes may be acceptable. These are the estimated costs for constructing and furnishing the leasehold improvements for the Center, such as counters, tables, storage areas, carpeting, walls, security features, graphics and electrical. The variations in costs of leasehold improvements are attributable to various factors, including: size, configuration and condition of the Franchised Location, construction, labor and installation costs and geographic location. You may choose to include a separate mailbox lobby with secure 24-hour access to mailboxes as part of your leasehold improvements, but we do not require it. If you choose to install a mailbox lobby, we estimate your costs will increase by $2,500 to $3,000. These estimates assume an unimproved retail space exists and no demolition or major construction are necessary. None of these payments are refundable. A breakdown of some of these estimated costs follows:


                                                       High           Low
                                                       ----           ---

         Contracted Labor                            $ 5,900         $1,030
         Counter, Tables, Storage, Desks,
             & Display Walls                           6,800          5,700
         Retail Fixtures                                 482            322
         Carpeting, Molding & Tile                     4,800            -0-
         Walls (Painted)                               2,800            -0-
         Electrical (as needed)                        2,100            -0-
         Security                                      2,100            -0-
         Graphics & Interior Signage                   1,470            543
                                                  ----------      ---------
                                                     $26,452         $7,595



Build-Out Program. If we enter into a Build-Out Program Addendum with you, the costs incurred for build-out of the Center premises and certain leasehold improvements, equipment, modular furniture, fixtures and signage, described in the chart, this Note 2 and Note 4, will be paid to us in consideration for our completion of the Center development. The amounts for these items must be paid before we commence construction of your Center build-out. Those costs will be estimated and agreed to by you and us when the Build-Out Program Addendum is signed. A Development Fee of approximately 17% of the overall cost of the Build-Out is paid to us in connection with the build-out. The Build-Out Costs and Development Fee estimated in the Build-Out Schedule will be adjusted upon completion of the build-out based on the actual costs incurred. Our estimated Build-Out Costs and Development Fee are within the ranges stated in the chart above. See Items 5, 8 and 11. The costs of build-out under the build-out programs offered by our area franchisees also fall within the ranges stated in the chart above. See Items 5, 8 and 11.

     Note 3: Point of Sale Computer System. This is the cost to purchase the required computerized POS System on which we have installed the Program and additional software. See Item 5. This estimate includes the $4,000 license fee to use the Program, as well as the cost of purchasing one POS System. You must pay the license fee and hardware cost when you order the POS System. You will also incur costs of between $400 - $600 if you purchase a multi-machine license upgrade and between $400 - $600 to purchase an upgrade for an offsite or laptop computer. We collect these software upgrade fees on behalf of a third party. These fees are subject to change. You must also pay an annual fee of between $500 to $600 to ReSource, Inc., the licensor of the Program, to update and maintain the Program. If you use alternative mailbox software, you will pay an annual license fee of $150. These fees may increase on an annual basis. None of these fees are refundable. See Items 5 and 6 for more information regarding the annual fee to access our e-mail system and contracting with an internet service provider. See Item 11 for more information regarding the POS System. You must purchase or lease a thermal printer for printing carrier labels. The low estimate includes the current cost of leasing a thermal printer and the high estimate includes the current cost of purchasing a thermal printer.

     Note 4: Equipment. This item includes the estimated equipment costs for a typical Center. These costs include renting a photocopier for three months, renting a postage meter for three months and acquiring the required equipment, including the following: mailboxes, packaging equipment, uniforms and facsimile equipment. Other items listed are optional. None of these payments are refundable. A breakdown of these estimated costs follows:

                                                      High            Low
                                                      ----            ---

         Mailboxes                                   $2,740          $2,195
         Packaging Equipment                            814             -0-
         Facsimile/Telecopier                         1,200             200
         Uniforms                                       150              30
         Photocopier                                  1,140             660
         Postal Meter                                   130             123
         Key Cutter                                     810             -0-
         Logo Door Mat                                  155             -0-
         I.D. Camera                                    535             -0-
                                                    -------         -------
                                                     $7,674          $3,208
                                                    =======         =======


Crating and Freight Center Expenses. If you wish to do so, you may choose to locate your PAK MAIL Center in a nonretail location, such as a warehouse district, and specialize in crating, freight, specialty shipping and packaging services. These services may also be offered from traditional retail Centers. A Center specializing in crating and freight services does not offer many of the services offered by retail Centers, such as mailbox rental, public fax machines, copying and greeting card sales. Your estimated initial expenses in a non-retail location for furniture, fixtures, leasehold improvements and equipment for a Center specializing in crating and freight services range from $22,500 to $34,100. If your Center specializes in crating and freight services, you will incur the same expenses estimated above for a POS System, exterior signage, opening inventory and supplies, the initial franchise fee, deposits, business licenses, rent, MMBI Fee (defined in Note 5 below) and additional funds for the first three months.

     Note 5: Marketing Material Beginning Inventory ("MMBI") Fee. The exact amount payable will be determined by you. All or a portion of the MMBI Fee is payable to us during your initial training program. The MMBI Fee is only required to be paid for the first Pak Mail Center opened by you. You will incur additional advertising expenses in your first year of operation. An allowance for the advertising expenses for a Center is included under "Additional Funds" described in Note 6.

Note 6: Additional Funds. This estimates your pre-operational expenses, which we have not listed above, as well as additional funds necessary for the first three months of your business operations. These figures are estimates and Pak Mail cannot guarantee that you will not have additional expenses starting the business. Your costs depend on factors such as: how much you follow our methods and procedures; your management skill, experience and business acumen; local economic conditions; the local market for our products and services; the prevailing wage rate; competition; and the sales level reached during this initial period. This item includes a variety of expenses and working capital items during your start-up phase such as: legal and accounting fees; training expenses; insurance premiums; advertising, promotional and grand opening expenses and materials; employee salaries; rent; and other miscellaneous costs. However, this item excludes your salary. You are responsible for all travel and living expenses incurred while attending the initial training program.

     Note 7: We relied on our 18 years experience in the industry when preparing these figures. You should review these figures carefully with a business advisor before making any decision to purchase a franchise. We do not offer financing for any items (see Item 10). The availability and terms of financing from independent third parties depends on factors such as the availability of financing generally, your credit worthiness, other security and collateral you may have and policies of lenders.

     Note 8: Conversion Franchises. Conversion Franchisees usually incur the following costs in addition to their existing operating expenses:


                                                     High              Low
                                                     ----              ---

         Initial Franchise Fee                      $ 5,000          $ 5,000
         Point-of-Sale Computer System                9,900            8,950
           (See Note 3 above)
         Exterior Signage                             4,800            1,000
                                                    -------          -------
                                                    $19,700          $14,950
                                                    =======          =======


Depending on the equipment, inventory and other items already in place, a Conversion Franchisee may incur additional costs similar to the low range stated in the chart above to upgrade equipment, inventory, color scheme, and other items to comply with our specifications. You may also incur additional costs stated in the chart above. The POS System and exterior signage must be purchased, in place at the Center, and operational within five days after execution of the Franchise Agreement for your conversion franchise. You or your Principal Manager must attend, at your cost, the next available initial training program after execution of the Franchise Agreement for your conversion franchise.


                                     ITEM 8
                                     ------

                RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES

     Your PAK MAIL Center must be established and operated in compliance with your Franchise Agreement. It is mandatory that you comply with the standards and specifications contained in an operations manual we provide to you, in the form of one or more manuals, technical bulletins or other written materials, including a build-out manual ("Operations Manual"), which we may modify. We provide you with our standards and specifications for almost all of the services and products offered at or through your PAK MAIL Center and for the Franchised Location, equipment, furniture, fixtures, uniforms, supplies, forms, advertising material and other items used at your PAK MAIL Center.

     Each of our franchisees purchase a POS System through us, loaded with the Program and additional software. You must license the Program from ReSource, Inc. The purchase price of the POS System includes the license fee for the Program. See Items 5, 7 and 11. We derive revenue from the license of the Program and other software and from the sale of the hardware component of the POS System. In the fiscal year ended November 30, 2001, we derived revenue of $370,218, or 8% of our total revenue of $4,507,656, from Program and other software license fees and computer hardware sales. You are required to pay us an annual fee to access our web-based electronic mail system. We derive revenue from the annual electronic mail fees. See Item 6. We estimate that the license for the Program, the POS System cost and the annual e-mail system fee may range from approximately 5% to 10% of your total cost of establishing a PAK MAIL Center and approximately 1% or less of your total cost of operating a PAK MAIL Center after that time.

     We must approve your lease or sublease ("Lease") for the Franchised Location of your Center before you sign the Lease. A copy of the signed Lease is to be delivered to us within 15 days after you sign it. We require that you collaterally assign the Lease to us as security for your timely performance of all obligations under the Franchise Agreement and obtain the lessor's consent to the collateral assignment.

     We require that you purchase or lease your entire requirement of products, equipment, supplies, and services used, sold or leased through your PAK MAIL Center only from suppliers approved by us in advance. You may purchase, lease or sell products, equipment, supplies and services meeting our standards and specifications from any source approved by us. After you pay your initial franchise fee, we give you a list of our approved suppliers, the standards and specifications to be used, sold or leased by you through your PAK MAIL Center, as well as our criteria for approving a supplier. Some of our Area Developers and Area Marketers are approved suppliers of their build-out programs (See Items 5, 7 and 11), but we do not receive any revenue from their build-out programs. Other than the above, we are not affiliated with any approved suppliers.

     We sell certain products, equipment, supplies and services and derive revenue from such sales. We also negotiate purchase arrangements with suppliers for the benefit of PAK MAIL franchisees. If you qualify and elect to participate in our Build-Out Program, we will provide build-out services for the development, construction and equipping of your Center in accordance with the terms and conditions of the Build-Out Program Addendum. Currently, we have pricing and distribution arrangements with various suppliers, including overnight delivery services, suppliers of apparel and printing. However, you should not rely on the continued availability of any particular pricing or distribution arrangement, nor the availability of any particular product or brand in deciding whether to purchase the franchise. In the fiscal year ended November 30, 2001, we received revenues as a result of franchisee purchases from approved suppliers of less than 1% of our total revenues of $4,507,656. In the fiscal year ended November 30, 2001, we received revenue from the sale or lease of products directly from us to franchisees of $643,639 or 14% of our total revenues of $4,507,656. See our financial statements in Item 21. We had a nonrecurring loss on franchisee purchases from us in the fiscal year ended November 30, 2001. We estimate that the costs of your purchases from designated or approved sources, or according to our standards and specifications, may range from 45% to 50% of the total cost of establishing a PAK MAIL Center and approximately 50% of the total cost of operating a PAK MAIL Center after that time.

     If you want to purchase or use any products, equipment, supplies, or services from suppliers we have not approved, you will need to obtain our approval of the proposed supplier in writing in advance. The notification should include sufficient specifications or samples to enable us to determine whether those items and/or suppliers meet our specifications. We will not unreasonably withhold our approval of a supplier, if the supplier meets our published standards and specifications. We reserve the right to change our published standards regarding any approved supplier upon 30 days written notice to all franchisees.



         We do not provide material benefits, such as renewing or granting additional franchises, to franchisees based on their use of designated or approved sources or suppliers.


                                     ITEM 9
                            FRANCHISEE'S OBLIGATIONS

     THESE TABLES LIST YOUR PRINCIPAL OBLIGATIONS UNDER THE FRANCHISE AND OTHER
AGREEMENTS. THEY WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR
OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.


================================================== ============================================ =====================
                                                                                                       Item in
                   Obligation                            Section in Franchise Agreement           Offering Circular
-------------------------------------------------- -------------------------------------------- ---------------------
(a)   Site selection and acquisition/ lease        Sections 5.1 and 5.2 of Franchise            Items 8 and 11
                                                   Agreement ("FA")
-------------------------------------------------- -------------------------------------------- ---------------------
(b)   Pre-opening purchases/leases                 Sections 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7     Items 5, 6, 7 and 8
                                                   of FA and Build-Out Program Addendum to FA
-------------------------------------------------- -------------------------------------------- ---------------------
(c)   Site development and other preopening        Sections 5.3, 5.4 and 5.5 of FA and          Items 7, 8 and 11
      requirements                                 Build-Out Program Addendum to FA
-------------------------------------------------- -------------------------------------------- ---------------------
(d)   Initial and ongoing training                 Article 6 of FA                              Item 11
-------------------------------------------------- -------------------------------------------- ---------------------
(e)   Opening                                      Sections 5.7 and 7.1 of FA                   Item 11
-------------------------------------------------- -------------------------------------------- ---------------------
(f)   Fees                                         Sections 4.1, 12.2, 12.3 and Article 11 of   Items 5, 6 and 7
                                                   FA
-------------------------------------------------- -------------------------------------------- ---------------------
(g)   Compliance with standards and                Articles 8 and 13 of FA                      Items 11 and 14
      policies/Operations Manual
-------------------------------------------------- -------------------------------------------- ---------------------
(h)   Trademarks and proprietary information       Article 14 of FA                             Items 13 and 14
-------------------------------------------------- -------------------------------------------- ---------------------
(i)   Restrictions on products/services offered    Sections 13.4, 13.5 and 13.6 of FA           Item 16
-------------------------------------------------- -------------------------------------------- ---------------------
(j)   Warranty and customer service requirements   None                                         None
-------------------------------------------------- -------------------------------------------- ---------------------
(k)   Territorial development and sales quotas     None                                         Item 12
-------------------------------------------------- -------------------------------------------- ---------------------
(l)   On-going product/service purchases           Section 10.1 of FA                           Item 8
-------------------------------------------------- -------------------------------------------- ---------------------
(m)   Maintenance, appearance and remodeling       Section 10.1 of FA                           Item 8
      requirements
-------------------------------------------------- -------------------------------------------- ---------------------
(n)   Insurance                                    Article 21 of FA                             Item 7
-------------------------------------------------- -------------------------------------------- ---------------------
(o)   Advertising                                  Article 12 of FA                             Items 5, 6, 7 and 11
-------------------------------------------------- -------------------------------------------- ---------------------

                                                          18



================================================== ============================================ =====================
                                                                                                       Item in
                   Obligation                            Section in Franchise Agreement           Offering Circular
-------------------------------------------------- -------------------------------------------- ---------------------
(p)   Indemnification                              Section 19.3 of FA                           Item 6
-------------------------------------------------- -------------------------------------------- ---------------------
(q)   Owner's participation/ management/staffing   Section 10.1 of FA                           Items 11 and 15
-------------------------------------------------- -------------------------------------------- ---------------------
(r)   Records and reports                          Article 15 of FA                             Item 8
-------------------------------------------------- -------------------------------------------- ---------------------
(s)  Inspections/audits                            Sections 13.3 and 15.4 of FA                 Item 6
-------------------------------------------------- -------------------------------------------- ---------------------
(t)  Transfer                                      Article 16 and Exhibit VII to FA             Item 17
-------------------------------------------------- -------------------------------------------- ---------------------
(u)  Renewal                                       Article 17 and Exhibit VI to FA              Item 17
-------------------------------------------------- -------------------------------------------- ---------------------
(v)  Post-termination obligations                  Section 18.5 of FA                           Item 17
-------------------------------------------------- -------------------------------------------- ---------------------
(w)  Non-competition covenants                     Article 20 of FA                             Item 17
-------------------------------------------------- -------------------------------------------- ---------------------
(x)  Dispute resolution                            Section 22.1 of FA                           Item 17
================================================== ============================================ =====================



                                     ITEM 10
                                     -------

                                    FINANCING

     Our franchisees are eligible for expedited and streamlined Small Business
Administration ("SBA") loan processing through the SBA's Franchise Registry
Program. See www.franchiseregistry.com.

     If you are an existing franchisee who wants to open a second or third PAK
MAIL Center and if your existing PAK MAIL Center or Centers each have achieved a minimum of $200,000 in Royalty Based Revenues during the previous 12 months, then you may submit a written request to us to finance your discounted initial franchise fee(s). If you qualify and are approved by us, we would finance up to 50% of your discounted initial franchise fee(s) with repayment in 24 equal monthly installments over a 2 year period, with interest at 8% per annum. You must sign a promissory note in a form similar to that in Exhibit I to this Offering Circular. You may prepay the note without penalty. If you are an entity, the note must be guaranteed by your owners or, if you are an individual, your spouse must guaranty the note. We may accelerate payment and require you to pay our attorneys fees and court costs if you default on any installment. You must secure your obligations under the note by signing a Conditional Assignment of Franchise Agreement, attached to this Offering Circular in Exhibit I, for each franchise agreement to which you are a party, agreeing that if you default under the note, we may terminate all of your franchise agreements. Under the terms of the note, you must waive presentment for payment, protest and notice of protest.

     Except as set forth above, neither we nor any agent or affiliate currently offer, directly or indirectly, any financing arrangements to you, nor do we guarantee any lease or other obligations for you. We can, however, recommend a third party lender to you. We do not receive any benefit, monetary or otherwise, from any recommended lender. We cannot estimate whether you will be able to obtain financing for any part or all of your investment and, if so, the terms of the financing, which will depend on your credit worthiness and other characteristics. We do not have any past or present practice or intention to sell, assign or discount to any third party, in whole or in part, any note, contract or other instrument signed by you.

                                       19


                                     ITEM 11
                                     -------

                            FRANCHISOR'S OBLIGATIONS

     Except as listed below, we need not provide any assistance to you.

Pre-Opening Assistance.
----------------------

     Before you open your Center, we will:

     1. Designate your Protected Territory. (Section 3.2 and Exhibit I to Franchise Agreement).

     2. Assist you in locating the site for your first Center by sending one of our representatives to your proposed site for up to one day and, if possible, approving a site during the visit. We require that you locate the site within 90 days of signing the Franchise Agreement. We must approve of the proposed site. We may also assist you with lease negotiations for your proposed site by supplying you with suggested lease provisions. No contractual limit exists on the time it takes us to approve or disapprove your proposed site. However, we typically take no more than five days to approve or disapprove your site. (Section 3.1 of Franchise Agreement).

     3. Furnish you with our standards and specifications for your Center's signs, color, decor, equipment, machines and uniforms. We must approve of your construction plans and specifications before construction begins. (Sections 5.3, 5.4 and 5.5 of Franchise Agreement). Alternatively, we will provide Build-Out services for you, as described below.

     4. After signing the Lease for the Center and before the Center's opening, we furnish an initial training program described below. (Sections 6.1 and 6.2 of Franchise Agreement).

     5. Loan you one copy of our confidential and proprietary Operations Manual, covering the specifications, standards, and operating procedures that we require and information about your obligations. (Section 8.1 of Franchise Agreement.)

     If you qualify and elect to participate in our Build-Out Program, before you open your Center, we will, subject to the terms of the Build-Out Program
Addendum:

     6. Procure suitable plans and specifications conforming to our requirements for dimensions, exterior design, materials, interior design, layout, electrical power, signs, counters, equipment and decorating for the Center, in compliance with applicable ordinances, building codes, permit requirements and lease requirements and restrictions. (Section 1.a, Build-Out Program Addendum.)

     7. Obtain required construction-related permits and licenses. (Section 1.b, Build-Out Program Addendum.)

     8. Procure fixtures, materials, equipment, modular furniture, counters and other materials required for construction of the Center. (Section 1.c, Build-Out Program Addendum.)

     9. Secure contractors and subcontractors to construct improvements and install equipment and fixtures in the Center. (Section 1.d, Build-Out Program Addendum.)

     10. Complete the construction of required improvements to the Center premises and decorate the premises in compliance with the plans and specifications, and deliver the completed Center to you. (Section 1.e, Build-Out Program Addendum.)

     11. Furnish and install the required signage for the Center, if you request it on the Build-Out Schedule attached to the Build-Out Program Addendum. (Section 1.f, Build-Out Program Addendum.)

     12. Furnish and install certain optional equipment listed on the Build-Out Schedule, attached to the Build-Out Program Addendum, if you request it. (Section 1.g, Build-Out Program Addendum.)

Continuing Assistance.
---------------------

     During the operation of your Center, we:

     1. Assist you in selecting the appropriate type of marketing materials and the timing for implementing a grand opening advertising campaign. In addition, we assist you in determining the media, timing and placement for your Center's ongoing marketing program. We also supply you periodically with direct mail advertising materials to further your marketing efforts. (Section 9.1 of Franchise Agreement).

     2. Periodically make available continuing education courses on new methods, equipment and services. (Section 6.3 of Franchise Agreement).

     3. Advise you about any operating problems of the Center which we observe and make recommendations for improvement with respect to (1) the methods, standards and procedures utilized by PAK MAIL Centers, (2) required fixtures, equipment, signs, materials and supplies, (3) advertising and promotional programs, (4) merchandising services, and (5) administrative, bookkeeping, accounting and general operating and management procedures. (Article 9 and Section 13.2 of Franchise Agreement).

Advertising and Promotion.
-------------------------

     We provide marketing materials to assist in advertising your first PAK MAIL Center, which will cost you approximately $550 to $1,000. The marketing program includes printed advertisements and marketing materials to distribute locally, as well as our assistance in creating the marketing program. We provide marketing assistance on an on-going basis.

     Your Advertising Contribution of 2% of Royalty Based Revenue is payable to us within 10 days following the end of each calendar month, based on the amount of Royalty Based Revenue in the previous month. We deposit the Advertising Fee in a separate bank, commercial account or savings account ("Advertising Fund"). All company-owned Centers, if any, pay into the Advertising Fund on an equal percentage basis with all newly franchised Centers. Some existing franchisees with older contracts contribute to the Advertising Fund at a different rate. If you request it, we will send you a quarterly unaudited financial statement for the Advertising Fund which indicates how the Advertising Fund has been spent during the previous quarter. Because we do not have the Fund audited, audited financial statements are not available to franchisees.

     We administer the Advertising Fund in our sole discretion. We use the Advertising Fund for the creation, production or placement of commercial advertising, agency costs and commissions, creation and production of video, audio or written advertisements, administering multi-regional advertising programs, including direct mail and other media advertising and employing advertising agencies and in-house staff assistance, supporting public relations, market research and other advertising and marketing activities. We do not spend the Fund's money on soliciting franchisees.

     We may reimburse ourselves from the Advertising Fund for administrative costs, salaries and overhead expenses related to the administration of the Advertising Fund and its marketing programs, including conducting market research, preparing material, collecting and accounting for Advertising Fund contributions and all costs and expenses related to the Advisory Council discussed below. In any fiscal year we may spend an amount greater or less than the aggregate contribution of all PAK MAIL Centers to the Advertising Fund in that year. The Advertising Fund may borrow from us or other lenders to cover deficits or cause the Advertising Fund to invest any surplus for future use. Any amounts remaining in the Advertising Fund at the end of each year accrue and we apply them toward the next year's expenses. We do not guarantee that advertising expenditures from the Advertising Fund will benefit you or any other franchisee directly or on a pro rata basis. The Advertising Fund is not a trust fund, and we do not owe a fiduciary duty to you with respect to the maintenance, direction, or administration of the Advertising Fund. We assume no other direct or indirect liability or obligation to you for collecting amounts due to any advertising account or for maintaining, directing or administering any advertising account.

     We use outside advertising agencies and personnel and in-house personnel to create national advertising, including ad slicks, radio and television spots and other marketing pieces and programs and we may purchase and place national advertising. In the past, these have consisted of print ads in national publications, advertisements on national on-line systems and national public relations campaigns and television. With the exception of yellow pages advertising, you must purchase local advertising separately through local marketing and media sources within a geographical area. We arrange yellow pages advertising for all Centers through a national agency and a portion of this cost is paid with money from the Advertising Fund. With this one exception, local advertising is your responsibility.

     You may create your own advertising and promotion materials; however, all advertising and promotion by you must be in such media and of such type and format as we approve, must be conducted in a dignified manner and must conform to our standards and requirements. You may not use any advertising or promotional plans or materials unless and until you have received written approval from us.

     In our most recent fiscal year, we spent 24% of the Fund's proceeds on production, 12% on website creation, advertising and maintenance, 40% on media placement, 7% on administrative expenses, and 17% on other expenses (which includes creative, public relations, advisory council expenses, promotional items and freight costs).

Regional Advertising Association.
--------------------------------

     We may, upon 30 days written notice to you, create a regional advertising association ("Association") in the market area where you are located, at which time you will be required to become a member of the Association. In our sole discretion, we may reallocate up to one-half of the Advertising Fund payments received by us from franchisees in the Association located in your market area for regional marketing and advertising programs. If you fail to participate in the Association or pay any Association dues, this constitutes a material breach under the Franchise Agreement. Each Association has the right, by majority vote, to require its members to make additional contributions to the Association monthly in an amount not greater than two percent of the Royalty Based Revenues of the member's Center. We must approve all advertising materials before they are used by an Association or furnished to its members. Each Association must prepare unaudited annual financial statements and send them to you if you request them. An Association would be formed by franchisees. We have the right to determine the scope of the geographical areas included in each Association. We can change and dissolve the Association. An Association would be required to operate under a written document which franchisees could view. Either we or the Association may create the Association's advertising, but advertising created by the Association must have our written approval before use.

     See Items 6, 8 and 9 of this Offering Circular for more discussion of advertising.

Franchise System Advisory Council.
---------------------------------

     Although the Franchise Agreement does not obligate us to, we sponsor a franchisee organization called the "Pak Mail Franchise System Advisory Council" ("Advisory Council"). The Advisory Council is composed of franchisees who are elected by other franchisees to represent their peers from designated regions throughout the country. Council members review and discuss our advertising and marketing programs. They communicate franchisee concerns to us about the development and growth of the System. The Advisory Council meets three times a year. We have the authority to change or dissolve the Advisory Council.

Operations Manual.
-----------------

     Attached to this Offering Circular as Exhibit G is the table of contents of each volume that together comprise our Operations Manual showing the contents and number of pages in each section. The total number of pages in our Operations Manual is currently over 1,000.

Point of Sale Computer System.
-----------------------------

     We require that you use an electronic point of sale computer system ("POS System") which you must purchase through us. The POS System provides you with detailed information necessary to prepare financial statements. This POS System permits us to receive information concerning your Center's sales. We have no contractual limitation on our right to receive information through the POS System. You will need to contract with an internet service provider to connect you with our web-based e-mail system that allows us to communicate with all Pak Mail franchisees. You will also pay us an annual fee for the e-mail network. In addition, you will need to maintain an internet connection directly to your POS System for Program updates and revisions and to provide us with information directly from your POS System. We recommend that you obtain a high-speed internet connection which is compatible with the carrier requirements for updates and revisions to the Program. See Items 5, 6, 7, 8 and 9.

     As of the date of this Offering Circular, the POS System consists of 1GHZ or better processor with 256 MB RAM, 20.4GB hard disk drive, Nic card, 1.44 M floppy drive, 52X CD Rom drive, 56K modem, a monitor with touch screen, a keyboard with built-in credit card processing, a mouse, additional LPT ports, 100MB zip drive, a cash drawer, a receipt printer, HP color inkjet report printer, an electronic scale, power interruption and surge protection for the computer monitor, modem and scale. The POS System also includes the following pre-loaded software: Microsoft Windows 98, the Program, PC Anywhere, IC Verify Credit Card Processing (single version) and UPS Worldship. If you have a second personal computer at your Center which operates the Program, you must purchase and install a networking kit and otherwise comply with our standards and specifications for hardware and software. You must also buy accounting software of your choice and buy or lease a thermal printer which meets the specifications for printing carrier labels. We may require you to upgrade or update your POS System. No contractual limitation exists on the frequency or cost of this obligation.

     The Program is a proprietary software package licensed to you by ReSource, Inc., 9250 East Costilla Avenue, Suite 235, Englewood, Colorado 80112, 303-708-1788. Earlier versions of the Program have been in continuous use by certain of our franchisees since 1987. You are required to update and maintain the Program through ReSource, Inc. The current annual cost to update and maintain the Program is $500 to $600. If you use the alternative mailbox software, the annual license fee is $150.

     The hardware component of the POS System is described above. The Program can provide custom packaging estimation, track and report shipments of customer's packages, provide accounting and marketing information, provide carrier pricing shells, create reports and support the mailbox function.

Site Selection and Lease Negotiation Assistance.
-----------------------------------------------

     You will select and acquire the location for your Center. When you have selected a proposed location for your Center you will need to submit information to us regarding the proposed location so that we may evaluate it to determine whether it meets our criteria. This information may include demographic and local traffic pattern statistics, all of which are important factors in our determination of a satisfactory Center location. After you have submitted the required information to us, we will send one of our representatives to evaluate your proposed location in person and, if possible, to approve the location during the visit. Our assistance with the selection and approval of a location also includes suggested lease terms to assist you in negotiating your lease. Our acceptance of a location does not infer or guarantee the success or profitability of a Center at that location.

Schedule For Opening.
--------------------

     We estimate that the typical length of time between the date you sign the Franchise Agreement and the date your Center opens will be approximately 90 to 120 days. The factors which may affect this time period are your ability to locate a site, secure financing, and obtain a lease, as well as the extent to which an existing location must be upgraded or remodeled, the delivery schedule for equipment and supplies, and completing your training.

Training Program.
----------------

     Within 90 days before the opening of your Center, you are required to attend and complete to our satisfaction the initial training program. We do not charge you for this training, although you are responsible for all travel, living expenses and wages for you and your employees who attend the training session. We conduct all training at our corporate headquarters in Englewood, Colorado. The training material consists of written, video and audiotaped instruction. As of our most recent fiscal year end, we provided the following initial training to franchisees.



====================================================== ======================== ==========================
                                                         Hours of Classroom
                      Subject(1)                              Training(2)           Instructor Name(3)
------------------------------------------------------ ------------------------ --------------------------
Philosophy, Context of Franchising and Customer                  2.0            John Kelly
Service
------------------------------------------------------ ------------------------ --------------------------
Planning Your Center's Growth                                    1.0            Evan Lasky
------------------------------------------------------ ------------------------ --------------------------
Marketing, Advertising and Promotion                             7.5            Evan Lasky
------------------------------------------------------ ------------------------ --------------------------
Introduction to Computers                                        1.5            ReSource, Inc. Staff
------------------------------------------------------ ------------------------ --------------------------
Store Opening Overview                                           0.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ --------------------------
Financial Planning/Goal Setting                                  3.5            Jim Race
------------------------------------------------------ ------------------------ --------------------------

                                       24



====================================================== ======================== ==========================
                                                         Hours of Classroom
                      Subject(1)                              Training(2)           Instructor Name(3)
------------------------------------------------------ ------------------------ --------------------------
POS System Presentation - Hands on                              14.5            Pak Mail Staff
------------------------------------------------------ ------------------------ --------------------------
Personnel                                                        2.0            Evan Lasky
------------------------------------------------------ ------------------------ --------------------------
Purchasing                                                       1.0            Norma Schlauderaff
------------------------------------------------------ ------------------------ --------------------------
Retail                                                           0.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ --------------------------
Mailbox Rental                                                   1.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ --------------------------
Insurance/Alternate Declared Value                               1.5            Evan Lasky; Jeri Beery
------------------------------------------------------ ------------------------ --------------------------
UPS Domestic/International                                       3.0            Norma Schlauderaff
------------------------------------------------------ ------------------------ --------------------------
DHL Domestic and International                                   2.5            Norma Schlauderaff
------------------------------------------------------ ------------------------ --------------------------
Federal Express                                                  3.0            Linda Keylock
------------------------------------------------------ ------------------------ --------------------------
Custom Packaging                                                 5.0            Jeri Beery
------------------------------------------------------ ------------------------ --------------------------
Mail Services                                                    2.0            Norma Schlauderaff
------------------------------------------------------ ------------------------ --------------------------
Specialty Shipping                                               3.5            Alex Zai
------------------------------------------------------ ------------------------ --------------------------
Advanced Custom Packaging & Crating                              6.5            Alex Zai
====================================================== ======================== ==========================


1 For each subject, we hold training classes approximately nine times per year.

2 We provide nine days of training in our corporate office, two days of on-the-job training at a designated PAK MAIL Center operated by a franchisee, and three additional days of on-the-job training at your Center at or around the time the Center opens for business. We stress no particular subject at the on-the-job training.

3 John Kelly, Evan Lasky and Alex Zai's experience and backgrounds are described in Item 2 of this Offering Circular. Jim Race has been our Controller for over two years. Norma Schlauderaff has been our Education
     Director for over 18 years. Jeri Beery is our franchise technical support specialist and has been with us for six years. Linda Keylock has been employed by Federal Express for over 14 years.


                                     ITEM 12
                                     -------

                                    TERRITORY

     You may operate your Center and use the Marks and the System only at the Franchised Location approved by us. We base our approval of your proposed
Franchised Location on a variety of factors including the viability of the location and demographics (including number of households, household income, number of licensed drivers and number of businesses) of the proposed Franchised
Location. We may not operate or grant any franchises for the operation of other
PAK MAIL Centers within a specified area (typically identified by the designation of street boundaries) encompassing your Center ("Protected
Territory"). An exhibit to your Franchise Agreement specifies your Protected
Territory. You may advertise your PAK MAIL Center within or outside of your Protected Territory, and you may serve all customers who enter your PAK MAIL

                                       25


Center. Continuation of your Protected Territory does not depend on the achievement of any specified sales volume, market penetration or other contingency. You may not change the location of your Franchised Location or the boundaries of your Protected Territory without our written consent before making the change. You have no option, right of first refusal or similar contractual right to acquire additional PAK MAIL Center franchises within your Protected Territory, but we may contract to give you an option to acquire additional franchises in contiguous areas.

     We do not currently franchise or license any businesses selling any products or services the same as or similar to those offered at PAK MAIL Centers, although we may elect to do so in the future. We retain the rights, among others: (1) to use, and to license others to use, the Marks and System in connection with the operation of a PAK MAIL Center, at any location other than in your Protected Territory; (2) to use the Marks to identify services and products other than those which you sell, to identify promotional and marketing efforts and related items, and to identify services and products similar to those which you sell, made available through alternative channels of distribution, at any location; and (3) to use and license the use of other proprietary marks or methods in connection with the sale of products and services similar to those which you will sell, whether in alternative channels of distribution or in connection with the operation of packaging and mailing businesses, which businesses are the same as, or similar to, or different from PAK MAIL Centers, (for example, if we acquire another packaging system which uses a different name or trademark), on any terms and conditions as we determine. We have no present plans to establish other related franchises or company-owned businesses selling similar products or services under a different name or trademark.


                                     ITEM 13
                                     -------

                                   TRADEMARKS

     We grant you the right to use the Marks, including the trademark and service mark "PAK MAIL" (and design) and other trademarks, service marks and commercial symbols that we may authorize. We have registered the following principal trademarks on the Principal Register of the United States Patent and Trademark Office ("USPTO"):


====================== ====================  ======================
        Mark             Registration No.     Date of Registration
---------------------- --------------------  ----------------------
 PAK MAIL and design    Reg. No. 1,372,934     November 26, 1985
---------------------- --------------------  ----------------------
      PAK MAIL          Reg. No. 1,626,262     December 4, 1990
---------------------- --------------------  ----------------------
  PAK MAIL CENTERS      Reg. No. 1,838,815      June 7, 1994
     OF AMERICA
====================== ====================  ======================


All required affidavits of use and renewals of registration have been filed.

     The Marks are used as the sole identification of a PAK MAIL Center. You must use the Marks as the sole service marks identifying your Center. We require that you identify yourself as the independent owner of the Center, in the manner we specify. You may not use any Mark as part of any corporate or trade name or with any prefix, suffix, or other modifying words, terms, designs or symbols (other than logos licensed to you), or in any modified form, nor may you use any Mark to identify unauthorized services or products or in any other manner not expressly authorized in writing by us. You will be required to modify or discontinue your use of a Mark if we require modification or discontinuance of it, at your own expense.

     Any apparent infringement of or challenge to your use of any Mark should be brought to our attention immediately and you may not communicate with any person other than us or our counsel regarding any such matter. You may not settle any claim without our written consent. We have sole discretion to take any appropriate action. We have the right to control exclusively any litigation, USPTO proceeding or any other administrative proceeding arising out of any infringement, challenge or claim relating to any Mark. There are no presently effective determinations of the USPTO, the trademark trial and appeal board, the trademark administrator of any state or any court, any pending infringement, opposition or cancellation proceedings or material litigation involving the Marks.

     We do not know of any infringing uses that could materially affect your use of the Marks in any state, although we are aware of a number of other entities using variations of the words "Pack" and/or "Mail" to identify packaging or mailing services. The Franchise Agreement does not obligate us to protect you against claims of infringement or unfair competition with respect to your use of the Marks, but it is our policy to do so when, in the opinion of our counsel, your rights require protection. We pay all costs, including attorneys' fees and court costs, associated with any litigation we commence or defend on your behalf to protect the Marks and your right to use them. You must cooperate with us in any litigation.


                                     ITEM 14
                                     -------

                 PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

     Although we have not obtained a copyright registration, we own the copyright in our Operations Manual, training materials, advertising materials and other works.

     No patents are material to the franchise.

     We consider our Operations Manual and all related materials as our proprietary and confidential property. They may be used by you only as described in the Franchise Agreement. We require that you maintain the confidentiality of our information and adopt reasonable procedures to prevent unauthorized disclosure of these secrets and information.


                                     ITEM 15
                                     -------

                     OBLIGATION TO PARTICIPATE IN THE ACTUAL
                       OPERATION OF THE FRANCHISE BUSINESS

     You are not required to participate personally in the direct operation of your Center. If you (or your managing partner or shareholder) do not participate in the day-to-day operation of the Center, you will need to designate a manager ("Principal Operator") to be responsible for the direct on-premises supervision of the PAK MAIL Center at all times during its hours of operation. If you are a corporation, limited liability company or partnership, we do not require that your Principal Operator own an equity interest in the entity. You or, if applicable, the Principal Operator, must successfully complete our mandatory initial training program for a PAK MAIL Center. You and your managers, including your Principal Operator, must enter into a confidentiality and noncompetition agreement with us (Exhibit H to this Offering Circular). We make no recommendations and have no requirements regarding employment or other written agreements between you and your employees.



     Each of your officers, directors, shareholders, partners or members may be required to sign an agreement (Exhibit II to Franchise Agreement) personally guaranteeing and agreeing to perform all obligations of the franchisee under the Franchise Agreement.


                                     ITEM 16
                                     -------

                  RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

     You may sell only those products and services approved by us and may not use the Center or the Franchised Location for any purposes other than the operation of a PAK MAIL Center. You will be obligated to sell the products and services approved by Pak Mail, but you may sell certain additional products and services approved by us, at your option. We have the right to change or supplement the types of authorized products and services, and there are no limits on our right to do so. Other than the above, there are no restrictions on goods or services offered by you or on the customers to whom you may sell.


                                     ITEM 17
                                     -------

              RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

     This table lists certain important provisions of the Franchise Agreement and related agreements. You should read these provisions in the exhibits attached to this Offering Circular.


========================================= ===================================== ===================================================
                   Provision                 Section in Franchise Agreement                          Summary
----------------------------------------- ------------------------------------- ---------------------------------------------------
a.    Term of the franchise                           Section 17.1              10 years
----------------------------------------- ------------------------------------- ---------------------------------------------------
b.    Renewal or extension of the term           Sections 17.2 and 17.3         Option to renew for an additional term
----------------------------------------- ------------------------------------- ---------------------------------------------------
c.    Requirements for you to renew or         Section 17.2                     Substantial compliance with terms of Franchise
      extend                                                                    Agreement, remodel, pay fee, sign new agreement
                                                                                and release.
----------------------------------------- ------------------------------------- ---------------------------------------------------
d.    Termination by you                              Section 18.1              If we fail to comply with Franchise Agreement
                                                                                and fail to cure within 30 days.
----------------------------------------- ------------------------------------- ---------------------------------------------------
e.    Termination by us without cause                     None                                   N/A
----------------------------------------- ------------------------------------- ---------------------------------------------------
f.    Termination by us with cause               Sections 18.2 and 18.3         We can terminate only if you commit any one of
                                                                                several listed violations.
----------------------------------------- ------------------------------------- ---------------------------------------------------
g.    "Cause" defined-defaults which you         Sections 18.2 and 18.3         30 days for operational defaults, 10 days for
      can cure                                                                      monetary defaults.
----------------------------------------- ------------------------------------- ---------------------------------------------------
h.    "Cause" defined-defaults which you              Section 18.2              Unauthorized disclosure, conviction of a crime,
      cannot cure                                                               abandonment, unapproved transfers, bankruptcy*,
                                                                                assignment for benefit of creditors, unsatisfied
                                                                                judgments, levy, foreclosure, repeated violations,
                                                                                misuse of Marks.
----------------------------------------- ------------------------------------- ---------------------------------------------------

                                                                 28
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


========================================= ===================================== ===================================================
                   Provision                 Section in Franchise Agreement                          Summary

----------------------------------------- ------------------------------------- ---------------------------------------------------
i.    Your obligations on termination/                Section 18.5              Pay outstanding amounts, de-identification of
      nonrenewal                                                                Center, return of confidential information,
                                                                                covenant not to compete (see also r).
----------------------------------------- ------------------------------------- ---------------------------------------------------
j.    Assignment of contract by us                    Section 16.6              No restriction on our right to assign.
----------------------------------------- ------------------------------------- ---------------------------------------------------
k.    "Transfer" by you -                             Section 16.1              Includes transfer of Franchise Agreement or
      definition                                                                Center or any change in ownership of franchisee
                                                                                entity.
----------------------------------------- ------------------------------------- ---------------------------------------------------
l.    Our approval of transfer by you                 Section 16.3              We have the right to approve all transfers, but
                                                                                we may not unreasonably withhold our consent.
----------------------------------------- ------------------------------------- ---------------------------------------------------
m.    Conditions for our approval of                  Section 16.2              Transferee qualifies, all amounts due are paid in
      transfer                                                                  full, transferee completes training, transfer fee
                                                                                paid, then current contract signed, franchisee
                                                                                signs general release and non-competition
                                                                                covenant.
----------------------------------------- ------------------------------------- ---------------------------------------------------
n.    Our right of first refusal to                   Section 16.4              We may match any offer.
      acquireyour business
----------------------------------------- ------------------------------------- ---------------------------------------------------
o.    Our option to purchase your                     Section 18.4              We can buy your Center or portion of the assets
      business                                                                  on termination or expiration for their market
                                                                                value less goodwill attributable to our Marks and
                                                                                System.
----------------------------------------- ------------------------------------- ---------------------------------------------------
p.    Your death or disability                        Section 16.7              Franchise must be assigned to approved buyer
                                                                                within 120 days.
----------------------------------------- ------------------------------------- ---------------------------------------------------
q.    Non-competition covenants during                Section 20.1              No involvement in competing business and no
      the term of the franchise                                                 diversion.
----------------------------------------- ------------------------------------- ---------------------------------------------------
r.    Non-competition covenants after                 Section 20.2              No competing business for 2 years within 25 miles
      the franchise is terminated or                                            of your Center or any other Center.
      expires
----------------------------------------- ------------------------------------- ---------------------------------------------------
s.    Modification of the agreement                   Section 22.2              No modifications generally but Operations Manual
                                                                                subject to change.
----------------------------------------- ------------------------------------- ---------------------------------------------------
t.    Integration/merger clause                       Section 22.3              Only terms of Franchise Agreement are binding
                                                                                (subject to state law).
----------------------------------------- ------------------------------------- ---------------------------------------------------
u.    Dispute resolution by arbitration                   None                  Not applicable.
      or mediation
----------------------------------------- ------------------------------------- ---------------------------------------------------
v.    Choice of forum                                 Section 22.1              Litigation in Colorado (subject to state law).
----------------------------------------- ------------------------------------- ---------------------------------------------------
w.    Choice of law                                   Section 22.1              Colorado law applies (subject to state law).
========================================= ===================================== ===================================================


          * This provision may not be enforceable under federal bankruptcy law.

                                                                 29

     These states have statutes which may supersede the Franchise Agreement in your relationship with us, including the areas of termination and renewal of your franchise: ARKANSAS [Stat. Sections 4-72-201 to 4-72-210], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Ch. 739, Sections 42-133e to 42-133h], DELAWARE [Title 6, Ch. 25, Code Sections 2551-2556], HAWAII [Title 26, Rev. Stat. Section 482E-6], ILLINOIS [ILCS, Ch.815, Sections 705/1-705/44], INDIANA [Code Section 23-2-2.7-1 to 7], IOWA [Title XX, Code Sections 523H.1-523H.17], MARYLAND [Ann. Code Sections 11-1301 to 11-1307], MICHIGAN [1979 Comp. Laws, Section 445.1527], MINNESOTA [1996 Stat. Section 80C.14], MISSISSIPPI [Code Sections 75-24-51 to 75-24-63], MISSOURI [Rev. Stat. Sections 407.400-407.410, 407.413, 407.420], NEBRASKA [Rev. Stat. Sections
87-401 to 87-410], NEW JERSEY [Rev. Stat. Sections 56:10-1 to 56:10-12], SOUTH
DAKOTA [Codif. L. Section 37-5A-51], VIRGINIA [Code Sections 13.1-557-574], WASHINGTON [Rev. Code Sections 19.100.180, 19.100.190], WISCONSIN [Stat. Sections 135.01 - 135.07], DISTRICT OF COLUMBIA [Code Sections 29-1201 to 29-1208], PUERTO RICO [Ann. Laws, Title 10, Ch. 14, Sections 278-278d], VIRGIN ISLANDS [Code Ann., Title 12A, Ch. 2, Subch. III, Sections 130-139]. These and other states may have court decisions which may supersede the Franchise Agreement in your relationship with the Franchisor, including the areas of termination and renewal of your franchise.


                                     ITEM 18
                                     -------

                                 PUBLIC FIGURES

     There is no compensation or other benefit given or promised to any public figure arising from either the use of the public figure in the name or symbol of the franchise or the endorsement or recommendation of the franchise by the public figure in advertisements. There are no public figures involved in our management.

     The Franchise Agreement does not prohibit you from using the name of a public figure or celebrity in your promotional efforts or advertising; however, all advertising requires our approval.


                                     ITEM 19
                                     -------

                                 EARNINGS CLAIMS
              REPORT OF GROSS SALES OF FRANCHISED PAK MAIL CENTERS

CAUTION: THE FOLLOWING DATA SHOULD NOT BE CONSIDERED AS THE ACTUAL OR POTENTIAL INCOME OR RESULTS OF OPERATIONS OF ANY PARTICULAR FRANCHISE. WE DO NOT REPRESENT THAT YOU CAN EXPECT TO ATTAIN THESE GROSS SALES LEVELS. A FRANCHISEE'S FINANCIAL RESULTS ARE LIKELY TO DIFFER FROM THE FIGURES PRESENTED. SEE ATTACHED NOTES.

                                                  NO. OF              AVERAGE
                                                 CENTERS               SALES
                                                 -------              -------

AVERAGE ANNUAL SALES: TOP 10%                       28              $ 540,525

AVERAGE ANNUAL SALES: TOP 30%                       84              $ 374,866

AVERAGE ANNUAL SALES: TOP 50%                      140              $ 310,983

AVERAGE ANNUAL SALES: ALL CENTERS                  279              $ 219,226

                                EXPLANATORY NOTES
        (Containing Summary of Factual Data and Significant Assumptions)

     1. The data set forth above represents the reported gross sales of 279 franchised PAK MAIL Centers that were in operation at least two years before the reporting period of December 1, 2000 through November 30, 2001.

     2. Aside from geographical and demographic differences and managerial emphasis, there are no material differences in the products, services, training or support offered to any franchisee. Differences in sales volumes are attributable to the amount of time a PAK MAIL Center has been open, geographical and demographic differences, and a franchisee's ability and willingness to follow system guidelines.

     3. The sales of products and services by franchised PAK MAIL Centers include those which reflect higher revenue margins such as freight, business services, custom packaging, etc. and those which reflect little or no revenue margins such as postage stamp sales. The mix of products and services varies at the discretion of each franchisee.

     4. The above information was prepared from royalty reports provided by each individual franchisee. A franchisee pays us a royalty based on sales. However, we know of no instance, and have no reason to believe, that any franchisee would overstate its level of sales receipts in its royalty report.

     5. This information represents aggregate results of sales reported to us and should not be considered the actual or probable sales which will be achieved by any individual franchisee. We do not represent that any prospective franchisee can expect to attain these results. A franchisee's results are likely to be lower in its first year of business. We recommend that the prospective franchisee make his or her own independent investigation to determine whether or not a franchise may be profitable. We further recommend that prospective franchisees consult with professional advisors before executing any agreement.

     6. Actual results may vary from franchise to franchise and depend on a variety of internal and external factors, many of which neither we nor any prospective franchisee can estimate, such as competition, economic climate, demographics, changing consumer demands, etc. A franchisee's ability to achieve any level of gross sales or net income will depend on these factors and others, including the franchisee's level of expertise, none of which are within our control. Accordingly, we cannot, and do not, estimate the results of any particular franchise.

     Substantiation for this data will be made available for inspection at our headquarters and will be provided to all prospective franchisees upon request.

     EXCEPT FOR THE INFORMATION IN THIS ITEM, NO REPRESENTATIONS OR STATEMENTS OF ACTUAL, AVERAGE, PROJECTED, FORECASTED OR POTENTIAL SALES, COSTS, INCOME OR PROFITS ARE MADE TO FRANCHISEES BY US. WE DO NOT FURNISH OR MAKE, OR AUTHORIZE OUR SALES PERSONNEL TO FURNISH OR MAKE, ANY ORAL OR WRITTEN INFORMATION CONCERNING THE ACTUAL, AVERAGE, PROJECTED, FORECASTED OR POTENTIAL SALES, COSTS, INCOME OR PROFITS OF A FRANCHISE OR PROSPECTS OR CHANCES OF SUCCESS THAT ANY FRANCHISEE CAN EXPECT OR THAT PRESENT OR PAST FRANCHISEES HAVE HAD, OTHER THAN AS SET FORTH IN THIS ITEM. WE DISCLAIM AND WILL NOT BE BOUND BY ANY UNAUTHORIZED REPRESENTATIONS.



                                                               ITEM 20
                                                           LIST OF OUTLETS

                                                             FRANCHISED
                                                        STORE STATUS SUMMARY
                                                  FOR FISCAL YEARS 2001/2000/1999 (1)

=============== =============== ================= ================ ================== ============ ================ ===============
                                Cancelled or      Not Renewed by                      Left the     Total from       Franchisees
                                Terminated by     Franchisor       Reacquired by      System/      Left Columns     Operating at
State           Transfers       Franchisor                         Franchisor         Other        (2)              Year End
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Alabama             0/0/0            0/0/0             0/0/0             0/0/0           0/1/1          0/1/1            3/3/5
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Arkansas            1/0/1            0/0/0             0/0/0             0/0/0           2/0/0          3/0/1            5/6/5
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Arizona             1/1/0            0/0/0             0/0/0             0/0/0           2/0/1          3/1/1            5/7/9
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
California          1/2/3            0/0/0             0/0/0             0/0/0           2/5/1          3/7/4           14/16/21
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Colorado            3/3/4            1/0/0             0/0/0             0/0/0           1/2/3          5/5/7           16/18/18
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Connecticut         0/0/0            0/0/0             0/0/0             0/0/0           0/1/0          0/1/0            3/3/4
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Delaware            1/0/0            0/0/0             0/0/0             0/0/0           0/0/0          1/0/0            1/1/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Florida            19/14/14          2/0/1             0/0/0             0/0/0           6/7/7        27/21/22          85/84/85
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Georgia            10/10/5           0/0/0             0/0/0             0/0/0           3/3/3         13/13/8          35/36/41
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Idaho               0/2/1            0/0/0             0/0/0             0/0/0           0/0/1          0/2/2            12/3/3
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Illinois            1/1/2            0/0/0             0/0/0             0/0/0           2/2/1          3/3/3           8/14/15
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Indiana             2/0/0            0/0/0             0/0/0             0/0/0           1/0/1          3/0/1            4/9/8
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Iowa                0/0/0            0/0/0             0/0/0             0/0/0           0/0/1          0/0/1            3/4/5
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Kansas              0/1/1            0/0/0             0/0/0             0/0/0           1/0/1          1/1/2            2/3/3
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Kentucky            0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0             0/01
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Louisiana           0/0/0            0/0/0             0/0/0             0/0/0           1/0/0          1/0/0            3/2/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Maryland            1/0/0            0/0/0             0/0/0             0/0/0           0/0/0          1/0/0            3/2/2
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Massachusetts       1/0/0            0/0/0             0/0/0             0/0/0           1/1/0          2/1/0            1/3/4
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Michigan            0/1/0            0/0/0             0/0/0             0/0/0           3/0/0          3/1/0           17/20/14
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Minnesota           0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Mississippi         0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            1/0/0
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Missouri            0/2/0            0/0/0             0/0/0             0/0/0           1/0/1          1/2/1            8/8/8
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Nebraska            0/1/0            0/0/0             0/0/0             0/0/0           0/0/0          0/1/0            1/1/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Nevada              0/0/1            0/0/0             0/0/0             0/0/0           0/0/0          0/0/1            1/1/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
New Hampshire       0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------

                                                                 32




=============== =============== ================= ================ ================== ============ ================ ===============
                                Cancelled or      Not Renewed by                      Left the     Total from       Franchisees
                                Terminated by     Franchisor       Reacquired by      System/      Left Columns     Operating at
State           Transfers       Franchisor                         Franchisor         Other        (2)              Year End
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
New Jersey          0/0/1            0/0/0             0/0/0             0/0/0           0/1/0          0/1/1            4/4/5
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
New Mexico          0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/2
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
New York            0/0/1            0/0/0             0/0/0             0/0/0           0/0/1          0/0/2            5/5/6
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
North Carolina      1/0/0            0/0/0             0/0/0             0/0/0           0/1/0          1/1/0           10/9/10
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
North Dakota        1/0/0            0/0/0             0/0/0             0/0/0           0/0/0          1/0/0            1/1/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Ohio                3/0/0            0/0/0             0/0/0             0/0/0           1/0/0          4/0/0            8/9/7
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Oklahoma            0/0/0            0/0/0             0/0/0             0/0/0           1/0/0          1/0/0            1/2/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Oregon              1/0/2            1/0/0             0/0/0             0/0/0           0/0/0          2/0/2            8/8/4
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Pennsylvania        0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/2/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Rhode Island        0/1/0            0/0/0             0/0/0             0/0/0           0/0/0          0/1/0            1/1/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
South Carolina      2/9/0            0/0/0             0/0/0             0/0/0           3/1/0         5/10/0           13/15/16
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Tennessee           4/5/0            0/0/0             0/0/0             0/0/0           0/0/0          4/5/0           17/14/13
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Texas               2/1/1            0/0/0             0/0/0             0/0/0           3/0/0          5/1/1           16/12/8
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Utah                0/0/0            0/0/0             0/0/0             0/0/0           0/0/3          0/0/3            0/0/2
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Virginia            2/0/0            0/0/0             0/0/0             0/0/0           0/0/0          2/0/0            9/8/8
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Washington          0/0/0            0/0/0             0/0/0             0/0/0           0/0/0          0/0/0            2/1/1
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
Wisconsin           0/0/1            0/0/0             0/0/0             0/0/0           0/0/1          0/0/2            4/4/4
--------------- --------------- ----------------- ---------------- ------------------ ------------ ---------------- ---------------
TOTALS             57/54/38          4/0/1             0/0/0             0/0/0         34/25/27       95/79/66        338/345/349
=============== =============== ================= ================ ================== ============ ================ ===============


     (1)  All numbers are as of November 30 for each year.

     (2) The numbers in the "Total" column may exceed the number of Centers affected because several events may have affected the same Center. For example, the same Center may have had multiple owners.



                         STATUS OF COMPANY OWNED STORES
                         FOR FISCAL YEARS 2001/2000/1999

                                      NONE

                                       33


                               PROJECTED OPENINGS
                               OF PAK MAIL CENTERS
                             AS OF NOVEMBER 30, 2001

=============== ================== =================== =====================
                    FRANCHISE          PROJECTED             PROJECTED
                    AGREEMENTS      FRANCHISED NEW         COMPANY OWNED
                 SIGNED BUT STORE   STORES IN FISCAL        OPENINGS IN
STATE               NOT OPENED         YEAR 2002          FISCAL YEAR 2002
--------------- ------------------ ------------------- ---------------------
Arkansas                1                  1                     0
--------------- ------------------ ------------------- ---------------------
California              0                  2                     0
--------------- ------------------ ------------------- ---------------------
Florida                 8                  8                     0
--------------- ------------------ ------------------- ---------------------
Georgia                 1                  1                     0
--------------- ------------------ ------------------- ---------------------
Idaho                   1                  0                     0
--------------- ------------------ ------------------- ---------------------
North Carolina          2                  3                     0
--------------- ------------------ ------------------- ---------------------
Oregon                  0                  1                     0
--------------- ------------------ ------------------- ---------------------
South Carolina          1                  0                     0
--------------- ------------------ ------------------- ---------------------
Tennessee               1                  2                     0
--------------- ------------------ ------------------- ---------------------
Texas                   1                  4                     0
--------------- ------------------ ------------------- ---------------------
Virginia                0                  1                     0
--------------- ------------------ ------------------- ---------------------
Washington              0                  1                     0
--------------- ------------------ ------------------- ---------------------
TOTALS                 17                 24                     0
=============== ================== =================== =====================


     A list of names of all Franchisees and the addresses and telephone numbers of their Centers are listed as Exhibit C to this Offering Circular. A list of the name and last known home address and telephone number of every Franchisee who has had a franchise terminated, cancelled, not renewed, or otherwise voluntarily or involuntarily ceased to do business under the Franchise Agreement during fiscal year 2001 or who has not communicated with us within 10 weeks of the date of this Offering Circular is listed on Exhibit D to this Offering Circular.


                                     ITEM 21
                                     -------

                              FINANCIAL STATEMENTS

     Attached to this Offering Circular as Exhibit E are our balance sheets as of November 30, 2000 and 2001 and the related statements of income, stockholders' equity and cash flows for each of the years in the three year period ended November 30, 2001.

                                     ITEM 22
                                     -------

                                    CONTRACTS

     Attached to this Offering Circular are the following franchise-related contracts:

     Exhibit B         Franchise Agreement
     Exhibit F         Amendment to Franchise Agreement (Conversion)
     Exhibit H         Confidentiality and Noncompetition Agreement
     Exhibit I         Promissory Note, Addendum and Conditional Assignment of
                       Franchise Agreement

                                     ITEM 23
                                     -------

                                     RECEIPT
                        (Keep this copy for your records)

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF PAK MAIL OFFERS YOU A FRANCHISE, PAK MAIL MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

A.   THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

B.   TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

C.   TEN BUSINESS DAYS BEFORE ANY PAYMENT TO PAK MAIL.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE BUSINESS DAYS BEFORE YOU SIGN A FRANCHISE AGREEMENT.

IF PAK MAIL DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT A.

Pak Mail authorizes the respective state agents identified on Exhibit A to receive service of process for Pak Mail in the particular state.

I have received a Uniform Franchise Offering Circular dated February 28, 2002. This Offering Circular included the following Exhibits:

     A        List of State Agencies/Agents for Service of Process
     B        Franchise Agreement
     C        List of Franchisees
     D        Franchisees Who Have Left The System
     E        Financial Statements
     F        Amendment to Franchise Agreement (Conversion)
     G        Operations Manual Table of Contents
     H        Confidentiality and Noncompetition Agreement
     I        Promissory Note, Addendum and Conditional Assignment of Franchise
              Agreement
     J        Closing Acknowledgement
     K        Receipt of Offering Circular



-------------------                         -----------------------------------
Date                                        Prospective Franchisee


                                            -----------------------------------

                                     RECEIPT
                            (Return this copy to us)

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF PAK MAIL OFFERS YOU A FRANCHISE, PAK MAIL MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

A.   THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

B.   TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

C. TEN BUSINESS DAYS BEFORE ANY PAYMENT TO PAK MAIL.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE BUSINESS DAYS BEFORE YOU SIGN A FRANCHISE AGREEMENT.

IF PAK MAIL DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON D.C. 20580 AND THE APPROPRIATE STATE AGENCY IDENTIFIED ON EXHIBIT A.

Pak Mail authorizes the respective state agents identified on Exhibit A to receive service of process for Pak Mail in the particular state.

I have received a Uniform Franchise Offering Circular dated February 28, 2002. This Offering Circular included the following Exhibits:

     A        List of State Agencies/Agents for Service of Process
     B        Franchise Agreement
     C        List of Franchisees
     D        Franchisees Who Have Left The System
     E        Financial Statements
     F        Amendment to Franchise Agreement (Conversion)
     G        Operations Manual Table of Contents
     H        Confidentiality and Noncompetition Agreement
     I        Promissory Note, Addendum and Conditional Assignment of Franchise
              Agreement
     J        Closing Acknowledgement
     K        Receipt of Offering Circular



-------------------                         -----------------------------------
Date                                        Prospective Franchisee


                                            -----------------------------------
                                            Print Name